Exhibit 99.1

Novatel Wireless Reports Third Quarter 2012 Financial Results

SAN DIEGO--(BUSINESS WIRE)--November 7, 2012--Novatel Wireless, Inc. (NASDAQ: NVTL), a leading provider of intelligent wireless solutions, announced financial results for the third quarter ended September 30, 2012.

Third quarter revenue was $71.0 million, as compared to $113.3 million in the third quarter of 2011. During the quarter, the Company took a non-cash estimated goodwill and intangible asset impairment charge of $20.5 million resulting from an interim impairment analysis. Including this charge, GAAP net loss in the quarter was $31.9 million, or $(0.97) per share. The GAAP net loss also includes the impact of $1.8 million in share-based compensation expense, and $94,000 of income tax adjustments. On a non-GAAP basis, which excludes the estimated impairment charges, and other items identified in the attached reconciliation schedule, net loss for the quarter was $9.1 million, or $(0.27) per share.

“As expected, the third quarter was a transitionary period for Novatel Wireless as we positioned the Company to return to profitability,” said Peter Leparulo, CEO of Novatel Wireless. “While it was a challenging period for legacy sales, we made fundamental progress during the quarter in the key segments and new product initiatives that will drive long term growth. Our primary focus remains on our market leading mobile broadband solutions and expanding our M2M segment. In both of these areas, we have a number of key growth drivers, including new product introductions, design wins and new customer acquisitions. During the quarter, we made the decision to change our OEM business model to focus only on new projects where our inventory and R&D investments will be adequately supported by our customers. This decision will both substantially improve our financial model and allow us to focus on our key growth areas.”

Recent Business Highlights

  At the end of September, Novatel Wireless announced its next-generation MiFi® Intelligent Mobile Hotspot, the first mobile hotspot with touchscreen display, soon being sold through AT&T as the MiFi® Liberate. This marks the first launch of the MiFi® 2 next generation product from Novatel Wireless, which includes a new user interface based on 2.8” multi-touch interactive color display, connectivity for up to 10 devices, 11 hours of continuous use, and other capabilities beyond pure connectivity such as on-board shared storage.
  Thrifty Car Rental recently announced it has selected Novatel Wireless’s Mobile Tracking Device, the MT 2500, to manage and protect its fleet of rental vehicles against theft, damage, and loss in South Africa. The deployment will also have the capabilities to expand beyond Thrifty’s rental car fleets, providing services on new and leased vehicles as well.
  Novatel Wireless recently announced it is filing an additional lawsuit against ZTE Corp., a Chinese company, and ZTE (USA), Inc. for infringing on one of its key patents related to the MiFi® family of mobile hotspots and wireless data modems. The Company built the recently announced MiFi® 2 product on its extensive portfolio of such MiFi® product related patents.

Fourth Quarter 2012 Business Outlook

The following statements are forward-looking and actual results may differ materially. Please see the section titled, “Cautionary Note Regarding Forward-Looking Statements” at the end of this press release. A more detailed description of risks related to our business is included in the reports filed by the company with the Securities and Exchange Commission.

Our guidance for the fourth quarter of 2012 reflects current business indicators and expectations as of the date of this release. All figures are approximations based on management’s beliefs and assumptions as of the date of this release.

The Company is in various stages of launching three major products in its MiFi product line, one of which is going through carrier certification and two of which are new product launches. The wide guidance range is attributable to the uncertainty related to forecasting the sell-through volumes for two of the new MiFi products, and the uncertain timing of the launch of the third MiFi product currently being certified.

Fourth Quarter 2012
Revenue	$67 - 80 million

Non-GAAP Gross Margin	22% - 24%

Non-GAAP EPS	$(0.31) - $(0.20)

Conference Call Information

Novatel Wireless will host a conference call and live webcast for analysts and investors today at 5:00 p.m. ET. To access the conference call:

  In the United States, call 1-877-317-6789
  International parties can access the call at 1-412-317-6789

Novatel Wireless will offer a live webcast of the conference call, which will be accessible from the "Investors" section of the company's website at www.NVTL.com. A telephonic replay of the conference call will also be available one hour after the call and will run through November 14, 2012. To hear the replay, parties in the United States may call 1- 877-344-7529 and enter conference code 10018896#. International parties may call 1- 412-317-0088 and enter the same code.

ABOUT NOVATEL WIRELESS

Novatel Wireless, Inc. is a leader in the design and development of intelligent wireless solutions based on 2G, 3G and 4G technologies providing wireless connectivity. The Company delivers specialized wireless solutions to carriers, distributors, retailers, OEMs and vertical markets worldwide. Novatel Wireless' Intelligent Mobile Hotspot products, software, USB modems, embedded modules and smart M2M modules provide innovative anywhere, anytime communications solutions for consumers and enterprises. Headquartered in San Diego, California, Novatel Wireless is listed on NASDAQ: NVTL. For more information please visit http://www.novatelwireless.com. (NVTLF)

Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this release constitutes forward-looking statements based on management’s current expectations, assumptions, estimates and projections. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this release related to our financial results for the third quarter ended September 30, 2012 and our outlook for the fourth quarter of 2012, as well as statements regarding new product launches, are forward-looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. The Company therefore cannot guarantee future results, performance or achievements. Actual results could differ materially from the Company’s expectations.

Factors that could cause actual results to differ materially from Novatel Wireless' expectations are set forth as risk factors in the Company's SEC reports and filings and include (1) the future demand for wireless broadband access to data, (2) the growth of wireless wide-area networking, (3) changes in commercially adopted wireless transmission standards and technologies including 3G and 4G standards, (4) continued customer and end user acceptance of the Company's current products and market demand for the Company's anticipated new product offerings, (5) increased competition and pricing pressure from current or future wireless market participants, (6) dependence on third party manufacturers in Asia and key component suppliers worldwide, (7) unexpected liabilities or expenses, (8) the Company’s ability to introduce new products in a timely manner, (9) litigation, regulatory and IP developments related to our products or component parts of our products, (10) the outcome of pending or future litigation, including the current class action securities litigation, (11) the continuing impact of the recent global credit crisis on the value and liquidity of the securities in our investment portfolio, (12) dependence on a small number of customers, (13) the effect of changes in accounting standards and in aspects of our critical accounting policies and (14) the Company's plans and expectations relating to strategic relationships, international expansion, software and hardware developments, personnel matters and cost containment initiatives.

These factors, as well as other factors described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause actual results to differ materially. Novatel Wireless assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.

Non-GAAP Financial Measures

Novatel Wireless has provided in this release financial information that has not been prepared in accordance with GAAP. Non-GAAP operating expenses, net income and earnings per share exclude stock-based compensation expenses, charges and benefits related to M&A activities, acquisition-related intangible-asset amortization, a litigation accrual, and merger integration costs. Non-GAAP net income and earnings per share for the full year also exclude the impact of establishing a valuation allowance related to deferred tax assets and assume a tax rate which management believes reflects its long-term effective tax rate.

Adjusted EBITDA and Non-GAAP net income, earnings per share, operating expenses, and gross margin are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures are not intended to be used in isolation and, moreover, they should not be considered as a substitute for net income, diluted earnings per share, operating expenses, gross margin or any other performance measure determined in accordance with GAAP. We present adjusted EBITDA and non-GAAP net income, earnings per share, operating expenses, and gross margin because we consider each to be an important supplemental measure of our performance.

Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company's performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company's performance when planning, forecasting and analyzing future periods. The stock-based compensation expenses are expected to vary depending on the number of new grants issued to both current and new employees, and changes in the Company’s stock price, stock market volatility, expected option life and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP operating expenses, net income and earnings per share, management excludes stock-based compensation expenses and charges related to M&A activity to facilitate comparability of the Company's operating performance on a period-to-period basis because such expenses are not, in management's review, related to the Company's ongoing operating performance. Management uses this view of its operating performance for purposes of comparison with its business plan and individual operating budgets and allocation of resources.

We further believe that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision making. We believe that the use of non-GAAP operating expenses, net income and earnings per share also facilitates a comparison of Novatel Wireless’ underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

Calculating non-GAAP operating expenses, net income and earnings per share have limitations as an analytical tool, and you should not consider these measures in isolation or as substitutes for GAAP operating expenses, net income and earnings per share. In the future, we expect to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Some of the limitations in relying on non-GAAP operating expenses, net income and earnings per share are:

  Other companies, including other companies in our industry, may calculate non-GAAP operating expenses, net income and earnings per share differently than we do, limiting their usefulness as a comparative tool.
  The Company's income tax expense will be ultimately based on its GAAP taxable income and actual tax rates in effect, which may differ significantly from the effective tax rate used in our non-GAAP financial measures.

In addition, the adjustments to our GAAP operating expenses, net income and earnings per share reflect the exclusion of stock-based compensation expenses that are recurring and will be reflected in the Company's financial results for the foreseeable future. The Company compensates for these limitations by providing specific information regarding the GAAP amount excluded from the non-GAAP financial measures. The Company further compensates for the limitations of our use of non-GAAP financial measures by presenting comparable GAAP measures more prominently. The Company evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial measures.

Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with our GAAP operating expenses, net income, earnings per share and gross margin. For more information, see the consolidated statements of operations and the "Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income" contained in this press release.

(C) 2012 Novatel Wireless. All rights reserved. MiFi, Expedite, Enabler, Enfora, N4A, and the Novatel Wireless name and logo are trademarks of Novatel Wireless, Inc. Other product or service names mentioned herein are the trademarks of their respective owners.

NOVATEL WIRELESS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30,	December 31,
	2012	2011
	(Unaudited)
ASSETS

Current assets:

Cash and cash equivalents	$16,341	$47,069
Marketable securities	39,958	28,267
Accounts receivable, net	40,270	36,849
Inventories	36,527	42,279
Deferred tax assets, net	2,005	2,011
Prepaid expenses and other	4,782	3,712
Total current assets	139,883	160,187

Property and equipment, net	14,939	18,496

Marketable securities	6,174	13,495

Intangible assets, net	3,091	35,702

Goodwill	-	19,772

Deferred tax assets, net	843	1,023

Other assets	672	504
Total assets	$165,602	$249,179

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payable	$38,948	$54,030
Accrued expenses	25,188	25,044
Total current liabilities	64,136	79,074

Other long-term liabilities	3,759	4,080
Total liabilities	67,895	83,154

Stockholders' equity:

Common stock	33	32
Additional paid-in capital	435,804	429,813
Accumulated other comprehensive income (loss)	36	(8)
Accumulated deficit	(313,166)	(238,812)
	122,707	191,025
Treasury stock at cost	(25,000)	(25,000)
Total stockholders' equity	97,707	166,025

Total liabilities and stockholders' equity	$165,602	$249,179

NOVATEL WIRELESS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011

Net revenues	$71,017	$113,263	$273,613	$293,068
Cost of net revenues	56,371	86,573	214,728	234,202
Gross profit	14,646	26,690	58,885	58,866

Operating costs and expenses:
Research and development	14,696	15,126	44,982	45,517
Sales and marketing	6,267	7,211	21,255	22,805
General and administrative	4,825	6,243	16,061	16,550
Goodwill and intangible assets impairment losses	20,484	3,514	49,821	3,514
Amortization of purchased intangible assets	227	644	891	1,699
Total operating costs and expenses	46,499	32,738	133,010	90,085

Operating loss	(31,853)	(6,048)	(74,125)	(31,219)

Other income (expense):
Interest income, net	72	60	238	303
Other expense, net	(45)	(679)	(191)	(1,164)

Loss before income taxes	(31,826)	(6,667)	(74,078)	(32,080)

Income tax (benefit) provision	107	(11,165)	276	(10,592)

Net income (loss)	$(31,933)	$4,498	$(74,354)	$(21,488)

Per share data:

Net income (loss) per share:
Basic	$(0.97)	$0.14	$(2.28)	$(0.67)
Diluted	$(0.97)	$0.14	$(2.28)	$(0.67)

Weighted average shares used in computation of net income (loss) per share:
Basic	33,074	32,057	32,683	32,005
Diluted	33,074	32,370	32,683	32,005

Comprehensive income (loss)	$(31,906)	$4,438	$(74,310)	$(21,542)

NOVATEL WIRELESS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011

Cash flows from operating activities:
Net income (loss)	$(31,933)	$4,498	$(74,354)	$(21,488)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Loss on sale/disposal of fixed asset	62	-	90	-
Depreciation and amortization	2,775	4,096	9,747	13,782
Loss on goodwill and intangible assets impairment	20,484	3,514	49,821	3,514
Impairment loss on software license intangible assets	-	58	-	133
Provision for bad debts	(49)	(64)	39	59
Net impairment loss on marketable securities	-	192	39	346
Inventory provision	1,347	256	1,663	576
Share-based compensation expense	1,752	1,571	5,409	4,057
Non-cash income tax expense (benefit)	97	(10,886)	194	(11,287)
Changes in assets and liabilities:
Accounts receivable	7,811	(12,879)	(3,460)	9,046
Inventories	1,691	737	4,089	(6,634)
Prepaid expenses and other assets	1,012	474	(1,238)	3,484
Accounts payable	(4,239)	(2,976)	(15,108)	(23,941)
Accrued expenses, income taxes, and other	(192)	2,226	233	1,651
Net cash provided by (used in) operating activities	618	(9,183)	(22,836)	(26,702)

Cash flows from investing activities:
Purchases of property and equipment	(433)	(1,093)	(4,021)	(4,928)
Purchases of intangible assets	-	(119)	-	(219)
Purchases of marketable securities	(14,341)	(10,407)	(31,871)	(21,366)
Marketable Securities maturities/sales	15,447	10,865	27,506	58,539
Net cash provided by (used in) investing activities	673	(754)	(8,386)	32,026
Cash flows from financing activities:
Proceeds from the issuance of short-term debt, net of issuance costs	5,000	12,000	5,000	12,000
Principal repayments of short-term debt	(5,000)	(12,000)	(5,000)	(12,000)
Principal payments under capital lease obligations	-	(26)	(46)	(81)
Proceeds from ESPP, stock option exercises, net of taxes paid on vested restricted stock units	(151)	5	583	(617)
Net cash provided by (used in) financing activities	(151)	(21)	537	(698)
Effect of exchange rates on cash and cash equivalents	4	(128)	(43)	(74)
Net increase (decrease) in cash	1,144	(10,086)	(30,728)	4,552
Cash and cash equivalents, beginning of period	15,197	32,013	47,069	17,375
Cash and cash equivalents, end of period	$16,341	$21,927	$16,341	$21,927

NOVATEL WIRELESS, INC.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
Three Months and Nine Months Ended September 30, 2012
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2012		September 30, 2012
	Net Income (Loss)	Income (Loss) Per Share, Diluted	Net Income (Loss)	Income (Loss) Per Share, Diluted

GAAP net loss	$(31,933)	$(0.97)	$(74,354)	$(2.28)

Adjustments:
Share-based compensation expense (a)	1,752	0.05	5,409	0.17

Acquisition related charges (b)	516	0.02	2,430	0.08

Goodwill & Intangibles impairment (c)	20,484	0.62	49,821	1.52

Income tax adjustments (d)	94	0.01	132	0.00

Severance (e)	-	-	890	0.03
Non-GAAP net loss	$(9,087)	$(0.27)	$(15,672)	$(0.48)

(a) Adjustments reflect share-based compensation expense recorded under ASC Topic 718.

(b) Adjustments reflect amortization of purchased intangibles.

(c) Adjustments reflect goodwill and purchased intangibles impairments resulting from interim impairment analyses conducted during the 1st and 3rd quarters of 2012.

(d) Adjustments for certain deferred tax valuation activity and an income tax effect of Q1 2012 goodwill impairment.

(e) Adjustments reflect the cost of a reduction in force.

See "Non -GAAP Financial Measures" for information regarding our use of Non-GAAP financial measures.

NOVATEL WIRELESS, INC.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Three Months Ended September 30, 2012
(in thousands)
(Unaudited)

	GAAP	Share-based compensation expense (a)	Purchased intangibles amortization (b)	Goodwill and purchased intangible impairments (c)	Non-GAAP

Cost of net revenues	$56,371	$167	$289	$-	$55,915

Operating costs and expenses:
Research and development	14,696	645	-	-	14,051
Sales and marketing	6,267	334	-	-	5,933
General and administrative	4,825	606	-	-	4,219
Goodwill and intangible assets impairment losses	20,484	-	-	20,484	-
Amortization of purchased intangibles	227	-	227	-	-
Total operating costs and expenses	$46,499	$1,585	$227	$20,484	$24,203

Total		$1,752	$516	$20,484

(a) Adjustments reflect share-based compensation expense recorded under ASC Topic 718.

(b) Adjustments reflect amortization of purchased intangibles.

(c) Includes impairment charges for goodwill and purchased intangibles

See "Non -GAAP Financial Measures" for information regarding our use of Non-GAAP financial measures.

NOVATEL WIRELESS, INC.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Nine Months Ended September 30, 2012
(in thousands)
(Unaudited)

	GAAP	Share-based compensation expense (a)	Purchased intangibles amortization (b)	Goodwill and purchased intangibles impairments (c)	Severance (d)	Non-GAAP

Cost of net revenues	$214,728	$543	$1,539	$-	$53	$212,593

Operating costs and expenses:
Research and development	44,982	2,033	-	-	555	42,394
Sales and marketing	21,255	1,067	-	-	85	20,103
General and administrative	16,061	1,766	-	-	197	14,098
Goodwill and intangible assets impairment losses	49,821	-	-	49,821	-	-
Amortization of purchased intangibles	891	-	891	-	-	-
Total operating costs and expenses	$133,010	$4,866	$891	$49,821	$837	$76,595

Total		$5,409	$2,430	$49,821	$890

(a) Adjustments reflect share-based compensation expense recorded under ASC Topic 718.

(b) Adjustments reflect amortization of purchased intangibles.

(c) Adjustments reflect goodwill and purchased intangibles impairment resulting from interim impairment analyses conducted during the 1st and 3rd quarters of 2012.

(d) Includes charges for a reduction in force.

See "Non -GAAP Financial Measures" for information regarding our use of Non-GAAP financial measures.

NOVATEL WIRELESS, INC.
Reconciliation of GAAP Loss before Income Taxes to Adjusted EBITDA
Three and Nine Months Ended September 30, 2012
(in thousands)
(Unaudited)

	Three Months Ended	Nine Months Ended
	September 30, 2012	September 30, 2012

Loss before income taxes	$(31,826)	$(74,078)
Depreciation and amortization charges	2,775	9,747
Goodwill & purchased intangibles impairments	20,484	49,821
Share-based compensation expense	1,752	5,409
Severance	-	890
Other expense (income)	(27)	(47)
Adjusted EBITDA	$(6,842)	$(8,258)

See "Non -GAAP Financial Measures" for information regarding our use of Non-GAAP financial measures.

NOVATEL WIRELESS, INC.
Segment Reporting
Three and Nine Months Ended September 30, 2012
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011

Net revenues by reportable segment:
Mobile Computing Products	$65,189	$102,691	$248,620	$258,268
M2M Products and Solutions	5,828	10,572	24,993	34,800
Total	$71,017	$113,263	$273,613	$293,068

Operating income (loss):
Mobile Computing Products	$(7,513)	$1,311	$(11,701)	$(14,359)
M2M Products and Solutions	(24,340)	(7,359)	(62,424)	(16,860)
Total	$(31,853)	$(6,048)	$(74,125)	$(31,219)

			September 30,	December 31,
			2012	2011
Identifiable assets by reportable segment:
Mobile Computing Products			$148,855	$181,180
M2M Products and Solutions			16,747	67,999
Total			$165,602	$249,179

CONTACT:
Investor contact:
The Blueshirt Group for Novatel Wireless
Chris Danne, 415-217-5865
chris@blueshirtgroup.com
Matthew Hunt, 415-489-2194
matt@blueshirtgroup.com
or
Media contact:
Novatel Wireless, Inc.
Charlotte Rubin, 858-812-3431
crubin@nvtl.com